EXHIBIT B

                               IRREVOCABLE PROXY


                  This irrevocable proxy (the "Proxy") is granted as of August 9, 1995.

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement") among Agrium Inc., a Canadian corporation ("Agrium"), Agrium Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Agrium ("Merger Sub"), and Nu-West Industries, Inc., a Delaware corporation ("Nu-West"), providing for the merger of Merger Sub with and into Nu-West (as defined in the Merger Agreement, the "Merger"), Nu-West will become a wholly-owned subsidiary of Agrium and each share of common stock, $.01 par value per share, of Nu-West ("Nu-West Common Stock") held by the undersigned as of the Effective Time (as defined in the Merger Agreement) of the Merger will be converted into the right to receive $10.50; and

                  WHEREAS, to induce Agrium and Merger Sub to enter into the Merger Agreement and at the request of Agrium, the undersigned has agreed to appoint and irrevocably grant a proxy to Dale W. Massie, Dorothy E.A. Bower and Ian Noble, as designated employees of Agrium, with respect to all Nu-West Common Stock beneficially owned by the undersigned on the date hereof and all voting securities of Nu-West acquired from time to time by the undersigned after the date hereof (such Nu-West Common Stock and securities being referred to herein as the "Covered Shares");

                  NOW,  THEREFORE,  in  consideration  of  the  foregoing,   the
undersigned hereby agrees as follows:

                  1. Grant of Proxy. The undersigned hereby revokes all prior proxies with respect to the Covered Shares and appoints Dale W. Massie, Dorothy E.A. Bower and Ian Noble, in their respective capacities as employees of Agrium, and each of them individually, as the undersigned's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the undersigned, (i) to call a special meeting of stockholders of Nu-West to consider the Merger, and (ii) to vote (or, at their discretion, execute a written consent with respect to) with or without the other, all the Covered Shares (A) in favor of the Merger and adoption of the Merger Agreement, and (B) against any business combination proposal or other matter that may interfere or be inconsistent with the Merger or the Merger Agreement (including, without limitation, an Acquisition Proposal, as defined in the Merger Agreement), at any meeting of stockholders of Nu-West (or consent in lieu thereof) and any adjournment or adjournments thereof.

                  2. Representations and Warranties. The undersigned hereby represents and warrants to Agrium as follows: the undersigned has full power and authority to grant this Proxy, and neither the execution or delivery of this Proxy nor the performance of the undersigned's obligations hereunder will (A) conflict with or result in a breach, default or violation of any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which the undersigned is a party or to which the undersigned is subject, (B) result in the creation of any lien, charge or other encumbrance on any Covered Shares (except for any encumbrance created by this Proxy) or (C) require the undersigned to obtain the consent of any private nongovernmental third party. The undersigned further represents and warrants to Agrium that (i) as of the date hereof, the undersigned is the sole record and beneficial owner of the number of Covered Shares set forth opposite the undersigned's name below, free and clear of any lien, charge, proxy (other than this Proxy) or other encumbrance, and that such Covered Shares constitute all of the voting securities of Nu-West owned beneficially or of record by the undersigned, and (ii) except as expressly provided in this Proxy, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Proxy or the undersigned's performance of the terms of this Proxy or the validity or enforceability of this Proxy (other than any required amendment to any Statement on Schedule 13D of the undersigned caused by the existence and terms of this Proxy).

                  3. Proxy Irrevocable. The undersigned agrees and acknowledges that, as a stockholder of Nu-West, he will recieve substantial consideration in connection with the Merger, and that this Proxy is given in consideration of, and as an inducement to, the execution of the Merger Agreement by Agrium and Agrium Sub, and that the proxy granted hereby is and shall be deemed to be coupled with an interest and is not revocable, and shall not be terminated (other than in accordance with Section 5 hereof) by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events whatsoever. The undersigned further agrees that he will not grant any proxy or proxies inconsistent with this Proxy. If requested by Agrium, the undersigned agrees that he will enter into a voting agreement or similar arrangement with Agrium or its designee relating to the Covered Shares, which agreement or arrangement will commit the undersigned to vote the Covered Shares as specified in Section 1 hereof and will contain substantially similar representations, restrictions on transfer or disposition and termination provisions as this Proxy.

                  4. Transferability of Covered Shares. The undersigned will not sell or otherwise transfer or dispose of any of the Covered Shares unless the following conditions are met:

                  (a) prior written notice of this Proxy is given to the transferee; and the transferee agrees that the shares transferred will remain subject to this Proxy and, in connection therewith, executes and delivers to Agrium a proxy covering such shares in form and substance satisfactory to Agrium, which proxy shall be in substantially the form of this Proxy; or

                  (b) the transfer is to Agrium or its designee pursuant to the tender offer described in the Merger Agreement, it being agreed that the undersigned will, subject to
                           Section 5, tender the Covered Shares in such tender offer.

                  5. Termination of Proxy. This Proxy (including the obligation referred to in Section 4 to tender the Covered Shares) shall terminate automatically on the earliest to occur of (i) the Effective Time, (ii) termination of the Merger Agreement pursuant to Section 9.1 thereof, or (iii) amendment of the Merger Agreement with respect to the price per share to be received upon the merger or tender.

                  6. Miscellaneous. The undersigned understands and agrees that Agrium is relying on this Proxy and may enforce its terms against the undersigned, and that irreparable damage would occur in the event of breach of any provision of the Proxy. The undersigned agrees that, in the event of such breach, Agrium shall be entitled to specific performance of the terms hereof, in addition to any other remedies that may be available at law or in equity. This Proxy shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                  IN WITNESS WHEREOF, the undersigned has executed this Proxy as of the date first set forth above.


Number of Covered Shares:  217,999

                                            WPG CORPORATE DEVELOPMENT
                                               ASSOCIATES III (OVERSEAS), LTD.




                                            By:s/Robin Jarvis
                                                  Robin Jarvis
                                                  Director

                               IRREVOCABLE PROXY


                  This irrevocable proxy (the "Proxy") is granted as of August 9, 1995.

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement") among Agrium Inc., a Canadian corporation ("Agrium"), Agrium Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Agrium ("Merger Sub"), and Nu-West Industries, Inc., a Delaware corporation ("Nu-West"), providing for the merger of Merger Sub with and into Nu-West (as defined in the Merger Agreement, the "Merger"), Nu-West will become a wholly-owned subsidiary of Agrium and each share of common stock, $.01 par value per share, of Nu-West ("Nu-West Common Stock") held by the undersigned as of the Effective Time (as defined in the Merger Agreement) of the Merger will be converted into the right to receive $10.50; and

                  WHEREAS, to induce Agrium and Merger Sub to enter into the Merger Agreement and at the request of Agrium, the undersigned has agreed to appoint and irrevocably grant a proxy to Dale W. Massie, Dorothy E.A. Bower and Ian Noble, as designated employees of Agrium, with respect to all Nu-West Common Stock beneficially owned by the undersigned on the date hereof and all voting securities of Nu-West acquired from time to time by the undersigned after the date hereof (such Nu-West Common Stock and securities being referred to herein as the "Covered Shares");

                  NOW,  THEREFORE,  in  consideration  of  the  foregoing,   the
undersigned hereby agrees as follows:

                  1. Grant of Proxy. The undersigned hereby revokes all prior proxies with respect to the Covered Shares and appoints Dale W. Massie, Dorothy E.A. Bower and Ian Noble, in their respective capacities as employees of Agrium, and each of them individually, as the undersigned's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the undersigned, (i) to call a special meeting of stockholders of Nu-West to consider the Merger, and (ii) to vote (or, at their discretion, execute a written consent with respect to) with or without the other, all the Covered Shares (A) in favor of the Merger and adoption of the Merger Agreement, and (B) against any business combination proposal or other matter that may interfere or be inconsistent with the Merger or the Merger Agreement (including, without limitation, an Acquisition Proposal, as defined in the Merger Agreement), at any meeting of stockholders of Nu-West (or consent in lieu thereof) and any adjournment or adjournments thereof.

                  2. Representations and Warranties. The undersigned hereby represents and warrants to Agrium as follows: the undersigned has full power and authority to grant this Proxy, and neither the execution or delivery of this Proxy nor the performance of the undersigned's obligations hereunder will (A) conflict with or result in a breach, default or violation of any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which the undersigned is a party or to which the undersigned is subject, (B) result in the creation of any lien, charge or other encumbrance on any Covered Shares (except for any encumbrance created by this Proxy) or (C) require the undersigned to obtain the consent of any private nongovernmental third party. The undersigned further represents and warrants to Agrium that (i) as of the date hereof, the undersigned is the sole record and beneficial owner of the number of Covered Shares set forth opposite the undersigned's name below, free and clear of any lien, charge, proxy (other than this Proxy) or other encumbrance, and that such Covered Shares constitute all of the voting securities of Nu-West owned beneficially or of record by the undersigned, and (ii) except as expressly provided in this Proxy, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Proxy or the undersigned's performance of the terms of this Proxy or the validity or enforceability of this Proxy (other than any required amendment to any Statement on Schedule 13D of the undersigned caused by the existence and terms of this Proxy).

                  3. Proxy Irrevocable. The undersigned agrees and acknowledges that, as a stockholder of Nu-West, he will recieve substantial consideration in connection with the Merger, and that this Proxy is given in consideration of, and as an inducement to, the execution of the Merger Agreement by Agrium and Agrium Sub, and that the proxy granted hereby is and shall be deemed to be coupled with an interest and is not revocable, and shall not be terminated (other than in accordance with Section 5 hereof) by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events whatsoever. The undersigned further agrees that he will not grant any proxy or proxies inconsistent with this Proxy. If requested by Agrium, the undersigned agrees that he will enter into a voting agreement or similar arrangement with Agrium or its designee relating to the Covered Shares, which agreement or arrangement will commit the undersigned to vote the Covered Shares as specified in Section 1 hereof and will contain substantially similar representations, restrictions on transfer or disposition and termination provisions as this Proxy.

                  4. Transferability of Covered Shares. The undersigned will not sell or otherwise transfer or dispose of any of the Covered Shares unless the following conditions are met:

                  (a) prior written notice of this Proxy is given to the transferee; and the transferee agrees that the shares transferred will remain subject to this Proxy and, in connection therewith, executes and delivers to Agrium a proxy covering such shares in form and substance satisfactory to Agrium, which proxy shall be in substantially the form of this Proxy; or

                  (b) the transfer is to Agrium or its designee pursuant to the tender offer described in the Merger Agreement, it being agreed that the undersigned will, subject to
                           Section 5, tender the Covered Shares in such tender offer.

                  5. Termination of Proxy. This Proxy (including the obligation referred to in Section 4 to tender the Covered Shares) shall terminate automatically on the earliest to occur of (i) the Effective Time, (ii) termination of the Merger Agreement pursuant to Section 9.1 thereof, or (iii) amendment of the Merger Agreement with respect to the price per share to be received upon the merger or tender.

                  6. Miscellaneous. The undersigned understands and agrees that Agrium is relying on this Proxy and may enforce its terms against the undersigned, and that irreparable damage would occur in the event of breach of any provision of the Proxy. The undersigned agrees that, in the event of such breach, Agrium shall be entitled to specific performance of the terms hereof, in addition to any other remedies that may be available at law or in equity. This Proxy shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                  IN WITNESS WHEREOF, the undersigned has executed this Proxy as of the date first set forth above.


Number of Covered Shares:  2,488,005

                                        WPG CORPORATE DEVELOPMENT
                                           ASSOCIATES II, L.P. LIQUIDATING
                                           TRUST, U/T/A dated December 31, 1993

                                         By:      Weiss, Peck & Greer, L.L.C.,
                                                  the sole trustee




                                              By:s/Wesley W. Lang, Jr.
                                                     Wesley W. Lang, Jr.
                                                     Principal

                               IRREVOCABLE PROXY


                  This irrevocable proxy (the "Proxy") is granted as of August 9, 1995.

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement") among Agrium Inc., a Canadian corporation ("Agrium"), Agrium Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Agrium ("Merger Sub"), and Nu-West Industries, Inc., a Delaware corporation ("Nu-West"), providing for the merger of Merger Sub with and into Nu-West (as defined in the Merger Agreement, the "Merger"), Nu-West will become a wholly-owned subsidiary of Agrium and each share of common stock, $.01 par value per share, of Nu-West ("Nu-West Common Stock") held by the undersigned as of the Effective Time (as defined in the Merger Agreement) of the Merger will be converted into the right to receive $10.50; and

                  WHEREAS, to induce Agrium and Merger Sub to enter into the Merger Agreement and at the request of Agrium, the undersigned has agreed to appoint and irrevocably grant a proxy to Dale W. Massie, Dorothy E.A. Bower and Ian Noble, as designated employees of Agrium, with respect to all Nu-West Common Stock beneficially owned by the undersigned on the date hereof and all voting securities of Nu-West acquired from time to time by the undersigned after the date hereof (such Nu-West Common Stock and securities being referred to herein as the "Covered Shares");

                  NOW,  THEREFORE,  in  consideration  of  the  foregoing,   the
undersigned hereby agrees as follows:

                  1. Grant of Proxy. The undersigned hereby revokes all prior proxies with respect to the Covered Shares and appoints Dale W. Massie, Dorothy E.A. Bower and Ian Noble, in their respective capacities as employees of Agrium, and each of them individually, as the undersigned's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the undersigned, (i) to call a special meeting of stockholders of Nu-West to consider the Merger, and (ii) to vote (or, at their discretion, execute a written consent with respect to) with or without the other, all the Covered Shares (A) in favor of the Merger and adoption of the Merger Agreement, and (B) against any business combination proposal or other matter that may interfere or be inconsistent with the Merger or the Merger Agreement (including, without limitation, an Acquisition Proposal, as defined in the Merger Agreement), at any meeting of stockholders of Nu-West (or consent in lieu thereof) and any adjournment or adjournments thereof.

                  2. Representations and Warranties. The undersigned hereby represents and warrants to Agrium as follows: the undersigned has full power and authority to grant this Proxy, and neither the execution or delivery of this Proxy nor the performance of the undersigned's obligations hereunder will (A) conflict with or result in a breach, default or violation of any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which the undersigned is a party or to which the undersigned is subject, (B) result in the creation of any lien, charge or other encumbrance on any Covered Shares (except for any encumbrance created by this Proxy) or (C) require the undersigned to obtain the consent of any private nongovernmental third party. The undersigned further represents and warrants to Agrium that (i) as of the date hereof, the undersigned is the sole record and beneficial owner of the number of Covered Shares set forth opposite the undersigned's name below, free and clear of any lien, charge, proxy (other than this Proxy) or other encumbrance, and that such Covered Shares constitute all of the voting securities of Nu-West owned beneficially or of record by the undersigned, and (ii) except as expressly provided in this Proxy, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Proxy or the undersigned's performance of the terms of this Proxy or the validity or enforceability of this Proxy (other than any required amendment to any Statement on Schedule 13D of the undersigned caused by the existence and terms of this Proxy).

                  3. Proxy Irrevocable. The undersigned agrees and acknowledges that, as a stockholder of Nu-West, he will recieve substantial consideration in connection with the Merger, and that this Proxy is given in consideration of, and as an inducement to, the execution of the Merger Agreement by Agrium and Agrium Sub, and that the proxy granted hereby is and shall be deemed to be coupled with an interest and is not revocable, and shall not be terminated (other than in accordance with Section 5 hereof) by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events whatsoever. The undersigned further agrees that he will not grant any proxy or proxies inconsistent with this Proxy. If requested by Agrium, the undersigned agrees that he will enter into a voting agreement or similar arrangement with Agrium or its designee relating to the Covered Shares, which agreement or arrangement will commit the undersigned to vote the Covered Shares as specified in Section 1 hereof and will contain substantially similar representations, restrictions on transfer or disposition and termination provisions as this Proxy.

                  4. Transferability of Covered Shares. The undersigned will not sell or otherwise transfer or dispose of any of the Covered Shares unless the following conditions are met:

                  (a) prior written notice of this Proxy is given to the transferee; and the transferee agrees that the shares transferred will remain subject to this Proxy and, in connection therewith, executes and delivers to Agrium a proxy covering such shares in form and substance satisfactory to Agrium, which proxy shall be in substantially the form of this Proxy; or

                  (b) the transfer is to Agrium or its designee pursuant to the tender offer described in the Merger Agreement, it being agreed that the undersigned will, subject to
                           Section 5, tender the Covered Shares in such tender offer.

                  5. Termination of Proxy. This Proxy (including the obligation referred to in Section 4 to tender the Covered Shares) shall terminate automatically on the earliest to occur of (i) the Effective Time, (ii) termination of the Merger Agreement pursuant to Section 9.1 thereof, or (iii) amendment of the Merger Agreement with respect to the price per share to be received upon the merger or tender.

                  6. Miscellaneous. The undersigned understands and agrees that Agrium is relying on this Proxy and may enforce its terms against the undersigned, and that irreparable damage would occur in the event of breach of any provision of the Proxy. The undersigned agrees that, in the event of such breach, Agrium shall be entitled to specific performance of the terms hereof, in addition to any other remedies that may be available at law or in equity. This Proxy shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                  IN WITNESS WHEREOF, the undersigned has executed this Proxy as of the date first set forth above.


Number of Covered Shares:  1,027,714

                                            WPG CORPORATE DEVELOPMENT
                                               ASSOCIATES III, L.P.

                                            By:      WPG CDA III, L.P.




                                            By:s/Wesley W. Lang, Jr.
                                                Wesley W. Lang, Jr.

                               IRREVOCABLE PROXY


                  This irrevocable proxy (the "Proxy") is granted as of August 9, 1995.

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement") among Agrium Inc., a Canadian corporation ("Agrium"), Agrium Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Agrium ("Merger Sub"), and Nu-West Industries, Inc., a Delaware corporation ("Nu-West"), providing for the merger of Merger Sub with and into Nu-West (as defined in the Merger Agreement, the "Merger"), Nu-West will become a wholly-owned subsidiary of Agrium and each share of common stock, $.01 par value per share, of Nu-West ("Nu-West Common Stock") held by the undersigned as of the Effective Time (as defined in the Merger Agreement) of the Merger will be converted into the right to receive $10.50; and

                  WHEREAS, to induce Agrium and Merger Sub to enter into the Merger Agreement and at the request of Agrium, the undersigned has agreed to appoint and irrevocably grant a proxy to Dale W. Massie, Dorothy E.A. Bower and Ian Noble, as designated employees of Agrium, with respect to all Nu-West Common Stock beneficially owned by the undersigned on the date hereof and all voting securities of Nu-West acquired from time to time by the undersigned after the date hereof (such Nu-West Common Stock and securities being referred to herein as the "Covered Shares");

                  NOW,  THEREFORE,  in  consideration  of  the  foregoing,   the
undersigned hereby agrees as follows:

                  1. Grant of Proxy. The undersigned hereby revokes all prior proxies with respect to the Covered Shares and appoints Dale W. Massie, Dorothy E.A. Bower and Ian Noble, in their respective capacities as employees of Agrium, and each of them individually, as the undersigned's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the undersigned, (i) to call a special meeting of stockholders of Nu-West to consider the Merger, and (ii) to vote (or, at their discretion, execute a written consent with respect to) with or without the other, all the Covered Shares (A) in favor of the Merger and adoption of the Merger Agreement, and (B) against any business combination proposal or other matter that may interfere or be inconsistent with the Merger or the Merger Agreement (including, without limitation, an Acquisition Proposal, as defined in the Merger Agreement), at any meeting of stockholders of Nu-West (or consent in lieu thereof) and any adjournment or adjournments thereof.

                  2. Representations and Warranties. The undersigned hereby represents and warrants to Agrium as follows: the undersigned has full power and authority to grant this Proxy, and neither the execution or delivery of this Proxy nor the performance of the undersigned's obligations hereunder will (A) conflict with or result in a breach, default or violation of any agreement, proxy, document, instrument, judgment, decree, order, governmental permit, certificate, license, law, statute, rule or regulation to which the undersigned is a party or to which the undersigned is subject, (B) result in the creation of any lien, charge or other encumbrance on any Covered Shares (except for any encumbrance created by this Proxy) or (C) require the undersigned to obtain the consent of any private nongovernmental third party. The undersigned further represents and warrants to Agrium that (i) as of the date hereof, the undersigned is the sole record and beneficial owner of the number of Covered Shares set forth opposite the undersigned's name below, free and clear of any lien, charge, proxy (other than this Proxy) or other encumbrance, and that such Covered Shares constitute all of the voting securities of Nu-West owned beneficially or of record by the undersigned, and (ii) except as expressly provided in this Proxy, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Proxy or the undersigned's performance of the terms of this Proxy or the validity or enforceability of this Proxy (other than any required amendment to any Statement on Schedule 13D of the undersigned caused by the existence and terms of this Proxy).

                  3. Proxy Irrevocable. The undersigned agrees and acknowledges that, as a stockholder of Nu-West, he will recieve substantial consideration in connection with the Merger, and that this Proxy is given in consideration of, and as an inducement to, the execution of the Merger Agreement by Agrium and Agrium Sub, and that the proxy granted hereby is and shall be deemed to be coupled with an interest and is not revocable, and shall not be terminated (other than in accordance with Section 5 hereof) by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events whatsoever. The undersigned further agrees that he will not grant any proxy or proxies inconsistent with this Proxy. If requested by Agrium, the undersigned agrees that he will enter into a voting agreement or similar arrangement with Agrium or its designee relating to the Covered Shares, which agreement or arrangement will commit the undersigned to vote the Covered Shares as specified in Section 1 hereof and will contain substantially similar representations, restrictions on transfer or disposition and termination provisions as this Proxy.

                  4. Transferability of Covered Shares. The undersigned will not sell or otherwise transfer or dispose of any of the Covered Shares unless the following conditions are met:

                  (a) prior written notice of this Proxy is given to the transferee; and the transferee agrees that the shares transferred will remain subject to this Proxy and, in connection therewith, executes and delivers to Agrium a proxy covering such shares in form and substance satisfactory to Agrium, which proxy shall be in substantially the form of this Proxy; or

                 (b)      the transfer is to Agrium or its designee pursuant to
                           the tender offer described in the Merger Agreement, it being agreed that the undersigned will, subject to
                           Section 5, tender the Covered Shares in such tender offer.

                  5. Termination of Proxy. This Proxy (including the obligation referred to in Section 4 to tender the Covered Shares) shall terminate automatically on the earliest to occur of (i) the Effective Time, (ii) termination of the Merger Agreement pursuant to Section 8.1 thereof, or (iii) amendment of the Merger Agreement with respect to the price per share to be received upon the merger or tender.

                  6. Miscellaneous. The undersigned understands and agrees that Agrium is relying on this Proxy and may enforce its terms against the undersigned, and that irreparable damage would occur in the event of breach of any provision of the Proxy. The undersigned agrees that, in the event of such breach, Agrium shall be entitled to specific performance of the terms hereof, in addition to any other remedies that may be available at law or in equity. This Proxy shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                  IN WITNESS WHEREOF, the undersigned has executed this Proxy as of the date first set forth above.


Number of Covered Shares:  880,563

                                        WEISS, PECK & GREER VENTURE
                                        ASSOCIATES, L.P. LIQUIDATING TRUST
                                        U/T/A dated December 30, 1994

                                        By:      Weiss, Peck & Greer, L.L.C.




                                        By:s/Wesley W. Lang, Jr.
                                              Wesley W. Lang, Jr.
                                              Principal